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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2002


                       ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


            NEVADA                   0-26176            88-0336997
(State or other jurisdiction       (Commission         (IRS Employer
       of incorporation)           File Number)      Identification No.)


       5701 S. SANTA FE DRIVE
         LITTLETON, COLORADO                              80120
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (303) 723-1000

ITEM 5. OTHER EVENTS

         On December 10, 2002, EchoStar Communications Corporation ("EchoStar") and General Motors and its subsidiary, Hughes Electronics Corporation ("Hughes"), announced the companies have reached a settlement to terminate the proposed merger of Hughes and EchoStar, effective immediately. See Press Release, dated December 10, 2002, "EchoStar and Hughes Terminate Proposed Merger Agreement; EchoStar pays Hughes $600 million; Hughes to Keep PanAmSat Interest" attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ECHOSTAR COMMUNICATIONS CORPORATION



Dated: December 10, 2002                   By: /s/  Michael R. McDonnell
                                              ----------------------------------
                                           Michael R. McDonnell,
                                           Senior Vice President Chief Financial
                                           Officer



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                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER               DESCRIPTION
99.1                 Press Release "EchoStar and Hughes Terminate Proposed Merger
                     Agreement; EchoStar pays Hughes $600 million; Hughes to Keep
                     PanAmSat Interest" dated December 10, 2002.
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